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JP Morgan Conference

January 12, 2016

Greatbatch Medical

Lake Region MEDICAL

ELECTROCHEM CREATING TOMORROW

Forward-Looking Statement

Some of the statements made in the presentation whether written or oral may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of Securities Exchange Act of 1934, as amended, and involve a number of risks and uncertainties. These statements can be identified by terminology such as "may," "will," "should," "could," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are based on the company's current expectations. The company's actual results could differ materially from those stated or implied in such forward-looking statements. The company assumes no obligations to update forward-looking information, including information in this presentation, to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects.

Integer Team

Thomas J. Hook
President & CEO

Michael Dinkins
Executive Vice President & CFO

Tony Borowicz
Vice President Business Development and Investor Relations

Agenda

- Greatbatch + Lake Region = Integer
- Value Proposition
- Strategic Initiatives
- Nuvectra Spin
- Financials

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Greatbatch + Lake Region = Integer

Vision:

To enhance the lives of patients worldwide by being our customers' partner of choice for innovative medical technologies and services.

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Integer Today

- NYSE: GB
- $1.5bn Diversified Revenue Base
- Over 10,000 Associates
- 1,500 Patents and Patents Pending


United States
Mexico
WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
NEVADA
UTAH
COLORADO
CALIFORNIA
ARIZONA
NEW MEXICO
NORTH DAKOTA
SOUTH DAKOTA
NEBRASKA
KANSAS
OKLAHOMA
TEXAS
MINNESOTA
IOWA
MISSOURI
ARKANSAS
LOUISIANA
WISCONSIN
ILLINOIS
MICHIGAN
OHIO
KENTUCKY
MISSISSIPPI
ALABAMA
GEORGIA
FLORIDA
PENNSYLVANIA
MARYLAND
VIRGINIA
NORTH CAROLINA
SOUTH CAROLINA
NEW YORK
VERMONT
MAINE
Seattle
Sacramento
San Francisco
San Jose
Las Vegas
Salt Lake City
Phoenix
Tucson
Albuquerque
Austin
San Antonio
Houston
New Orleans
Milwaukee
Detroit
Nashville
Atlanta
Charlotte
Washington
Jacksonville
Tampa
Orlando
Miami
Ottawa
Montreal
Quebec City
Monterrey
Gulf of Mexico


Argentina
Asunción
Córdoba
Rosario
Montevideo


North Sea
United Kingdom
Denmark
London
Netherlands
Belgium
Paris
France


Malaysia
Kuala Lumpur
Medan
Malacca Strait

Greatbatch Medical

Lake Region MEDICAL

ELECTROCHEM CREATING TOMORROW

Our Value Proposition

Margin Expansion

- Leverage global operations footprint to improve our cost competitiveness while meeting the highest quality standards

Organic Growth

- Drive incremental sales in core product lines through current customers and enrolling new customers
- Expand capabilities to create complete devices and systems in other markets across Integer portfolio

Nuvectra Spinoff

- Opportunity for shareholders to acquire Nuvectra shares in a tax free transaction before spinoff

Our Strategic Initiatives

Margin Expansion

- Initiated plans to achieve $25M of pre-tax operating synergies in 2016 and growing to at least $60M of pre-tax operating synergies by 2018
- Leverage infrastructure across larger base business and reallocate resources to higher return opportunities
- "Adopt & Go" integration strategy accelerate synergies by leveraging scalable platforms in legacy organizations

Organic Growth

- Current core product line customers create near-term upside followed by a healthy pipeline of other CCC Medical Device customers nearing FDA approval
- Deepen customer partnerships by developing new product offerings by utilizing existing capabilities of the combined company to drive growth

Nuvectra Spinoff

- Advancing spinoff with targeted completion by end of February 2016

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Overview of Anticipated Synergies

- $25 million of annual pre-tax operating synergies expected in 2016
- At least $60 million of annual pre-tax operating synergies expected to be delivered by the end of 2018
- Investment to achieve synergies estimated at $69 million which consists of $22 million in capital expenditures and $47 million in operating expenses over the course of 3 years

Manufacturing and Supply Chain	▪ Improved manufacturing overhead utilization ▪ Facility optimization ▪ Procurement savings ▪ In-sourcing opportunities
R&D Optimization	▪ Integrated product development ▪ Leverage combined intellectual property portfolio
Corporate Overhead	▪ Back-office synergies ▪ Efficient global corporate overhead structure

Synergies Deliver Net Positive Operating Contribution in 2017

2015-2018 : Seamless Integration

Net Synergy Phase-In


$60 million
$25 million
Year 1 post-close
Year 3 post close

Key Drivers

- Organizational structure
- Supply chain rationalization
- Greater purchasing leverage
- Streamline redundancies
- Facility consolidation

Organic Growth Initiatives

- Drive core organic growth across all product lines from deeper customer partnerships
- INTEGER's comprehensive manufacturing capabilities and product portfolio positioned to leverage favorable trends in the Medical Device Outsourcing (MDO) market
- Deliver new discrete platform technologies across all categories to drive revenue and market growth (Sensing Guidewires, NG FFT and Batteries, Single Use Instruments, etc...)
- Drive CCC Medical Device initiatives to deliver increased economic value and revenue growth for the CRMN Product Category (Micro-stimulator, component migration to Integer)
- Identify targeted full medical device development and manufacturing opportunities in Advanced Surgical, Orthopaedics, Cardio and Vascular product categories that achieve profitable growth
- Focus GB Ventures on revenue generating partnerships with early stage companies

The combination of two companies and the resulting capabilities to create innovative product portfolio

LRM provides…	Greatbatch provides…	INTEGER can provide…
Contract Manufacturing Expertise	Product Transfer Expertise	Largest and most cost effective outsourcing solution
IPG Components (headers, set-screws, FT pins)	IPG Systems	Long Term Partnerships
Distal Radius Fracture Kit	Single Use Ortho Instruments	Portfolio of disruptive single use products
Next Gen Guidewires	Steerable Delivery Systems	Cardiovascular Therapy Delivery Systems

Nuvectra - Positioned for Success in Neurostimulation market



Large & Growing Target Markets

$2.6B(1)

- Spinal Cord Stimulation *(SCS)*
- Sacral Nerve Stimulation *(SNS)*
- Deep Brain Stimulation *(DBS)*



Algovita SCS System

- Powerful IPG
- Stretchable leads
- Patient interactive programming & optimization
- Discreet patient control


NUVECTRA

Platform Technology

- Access to additional markets
- Partnering opportunities
- Designed for the future



Focused on Growth

- Build world class distribution team
- Invest in clinical studies
- Approval of 2nd therapy

(1) Aggregate SCS, SNS, and DBS market size for 2014 based upon market research and Company estimates

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Platform Built for the Future


NUVECTRA
Algovita

Implantable Pulse Generator	Leads	Physician & Patient Programmers	Proprietary Processors
			

Algovita
NUVECTRA
Algovita
NUVECTRA

Greatbatch Medical

Lake Region MEDICAL

ELECTROCHEM

Financials

2015 Year in Review

Accomplishments:

- Completed transformative acquisition of Lake Region Medical
- Received FDA approval for the Algovita medical device
- Expanded CCC Medical Device manufacturing capacity to meet accelerating Neurostimulation market demands
- Proposed Nuvectra spin and potential upside for GB stockholders
- Continued advancement of Manufacturing performance and Quality metrics

Challenges:

- Negative organic growth driven by:
  - Downturn in Electrochem Energy market
  - Unfavorable foreign currency exchange
  - Revenue decline from end of life products
  - Customer inventory reduction and negative impact from share shift in CRM customer base

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2015 Preliminary Sales* Performance ($ millions)

2014 GB Sales	$688
Energy, Military & Environmental	(22) [a]
Forex Impact	(15) [b]
Total	(37)
All Other Product Lines	11
2015 GB Sales	**$661**
LRM Sales – Post Acquisition	139
2015 Integer Sales	**$800**

Cardiac & Neuro	$7	Neurostimulation Market Growth
Orthopaedics	6	Growth in Implant & Bone cutting portfolio
QiG	4	CCC Medical Device acquisition
Vascular	(4)	Product End of Life
Portable Medical	(2)	Pricing & Customer Inventory Reduction
Total All Other	$11	

a) Macroeconomic challenges in Energy Market

b) Continued decline in Euro compared to US Dollar

* All Sales numbers are preliminary and subject to revision

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2016 Guidance

(In millions)	2014 Pro Forma(1)	2015 Pro Forma(1) (2)	2016 Guidance(1) (2)	Change
Sales	$1,469	$1,443	~ $1,470	~ 2%
Adjusted EBITDA	$307	$312	~ $327	~ 5%
Adjusted Margin	20.9%	21.6%	~ 22.3%	~70 bps
Share count	31,015	31,500	31,500	-

1) Pro forma for Lake Region merger and Nuvectra spinoff. 2015 Sales results are preliminary and subject to revision.
2) Our full year 2015 and 2016 Adjusted EBITDA guidance consists of estimated GAAP net income plus estimates of i) interest expense, ii) taxes, iii) depreciation, iv) amortization of intangible assets, v) inventory step-up amortization, vi) IP related litigation charges, vii) stock-based compensation, viii) consolidation costs, ix) acquisition and integration costs, x) asset write-offs and severance, xi) debt extinguishment charges, and xii) non-cash gains/losses on investments. These amounts are not yet available for 2015 and 2016 and will be provided by the Company when available.

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Integer Pro Forma Results

- Integer's pro forma results as if the Greatbatch acquisition of Lake Region Medical occurred at the beginning of Fiscal Year 2014 have been posted on the Investor Relations section of our website. These results are also included in our recent Form 8-K/A statement filed on January 11 2016.
- We have estimated the impact to depreciation, amortization, interest and taxes based on the preliminary purchase price allocation, which is subject to change, and could differ materially from the final purchase price allocation.
- Pro forma financial statements exclude the results of QiG Group (Nuvectra), which is expected to be spun-off in Q1 2016.
- The 2014 pro forma financial statements were adjusted to include the full year impact of Accellent's Lake Region Manufacturing acquisition in March 2014.
- Pro forma net income and Adjusted EPS were computed using a 32.4% effective tax rate for Lake Region merger and related adjustments and 35% for financing and Nuvectra adjustments. These rates were computed by applying the statutory tax rates of the relevant jurisdictions to the estimated preliminary pro forma adjustments for those jurisdictions. These rates do not reflect our effective tax rate, which include other items and may be significantly different than the rates assumed for purposes of preparing the pro forma financial statements for a variety of factors.
- Pro forma financial statements have not been adjusted for expected synergies of $25 million in year one and up to at least $60 million after three years.
- Pro forma interest expense was computed using a 5.7% weighted average interest rate.
- These pro forma financial statements will not agree to the From 8-K/A pro forma financial statements filed by the Company on January 11, 2016 in connection with the Lake Region Medical acquisition as those statements do not adjust for the spin-off of Nuvectra or the results of Lake Region Manufacturing prior to being acquired in March 2014 by Accellent.

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Contact Information

Tony Borowicz

Vice President Business Development & Investor Relations

Greatbatch

tborowicz@greatbatch.com

Work: 716-759-5809

Mobile: 716-572-9972

www.greatbatch.com